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                     PROSPECTUS SUPPLEMENT -- OCT. 29, 2010

      to the Prospectuses, as supplemented, of each of the following funds:

Fund Name (each, an "Acquired Fund")                            Prospectus Material #   Prospectus Dated
RiverSource California Tax-Exempt Fund                               S-6328-99 AK          10/29/2010
RiverSource New York Tax-Exempt Fund                                 S-6328-99 AK          10/29/2010


In August 2010, the Board of Trustees of each Acquired Fund approved a proposal to merge the Acquired Fund with and into the corresponding acquiring fund listed in the table below (each, an "Acquiring Fund"). Each merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about each Acquiring Fund and the definitive terms of each of the proposed mergers will be included in proxy materials.

Each of the mergers identified in the table below is subject to certain conditions, including final approval by the Board of the Acquired Fund and the Acquiring Fund of the definitive terms of each proposed merger and approval by shareholders of the Acquired Fund. It is currently anticipated that proxy materials regarding the mergers will be distributed to shareholders of the Acquired Funds later this year or in early 2011, and that meetings of shareholders to consider the mergers will be held in the first half of 2011.


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 ACQUIRED FUND                                            ACQUIRING FUND
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
RiverSource California Tax-Exempt Fund                    Columbia California Tax-Exempt Fund
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RiverSource New York Tax-Exempt Fund                      Columbia New York Tax-Exempt Fund
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


The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For information regarding an Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to a proposed merger once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission ("SEC") and becomes effective, please call the proxy solicitor or visit its website. The telephone number and website for the proxy solicitor may be obtained, when available, by visiting www.columbiamanagement.com. The prospectus/proxy statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC's website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or to approve a merger.

        Shareholders should retain this Supplement for future reference.

S-6328-8 A (10/10)